UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2020
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ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
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Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street,	Richmond,	Virginia	23230
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
_______________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.000% Notes due 2023	MO23A	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 1, 2020, the U.S. Federal Trade Commission (the “FTC”) issued an Administrative Complaint In the Matter of Altria Group, Inc. and JUUL Labs, Inc., Docket No. 9393 (the “Complaint”). The Complaint alleges that Altria Group, Inc. (“Altria”) and JUUL Labs, Inc. (“JUUL”) entered into a series of agreements, including Altria’s acquisition of a 35% interest in JUUL (the “Transaction”), that eliminated competition in violation of Section 1 of the Sherman Act, Section 5 of the Federal Trade Commission Act and Section 7 of the Clayton Act. If the FTC prevails on the Complaint, the FTC may order various forms of relief, including divestiture of Altria’s equity stake in JUUL and/or rescission of Altria’s purchase of that stake, the voiding of all agreements between Altria and JUUL related to the Transaction and a prohibition against any director or officer of either Altria or JUUL serving on the other party’s board of directors or attending meetings of its board of directors.

The FTC has not sought to preliminarily enjoin Altria from converting its non-voting JUUL shares to voting shares, and Altria is currently considering whether to do so.

On April 1, 2020, Altria issued a press release regarding the Complaint. A copy of the press release is attached as Exhibit 99.1 and incorporated into this Form 8-K by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Altria Group, Inc. Press Release, dated April 1, 2020
	104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and Associate
General Counsel

DATE:    April 2, 2020

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